Exhibit 99.1

USG Corporation Reports Second Quarter 2015 Results

Second Quarter 2015 vs. Second Quarter 2014

Business Highlights

  Net income increases 39% to $79 million
  Adjusted net income increases 81% to $78 million
  US Gypsum operating profit margin improvement of 60 basis points to 17.6%
  US Ceilings operating profit margin improvement of 150 basis points to 19.0%

CHICAGO--(BUSINESS WIRE)--July 23, 2015--USG Corporation (NYSE:USG), a leading building products company, today reported results for the second quarter of 2015. “All of our businesses expanded their margins and contributed to our strong second quarter,” said James S. Metcalf, Chairman, President, and CEO. “We generated the highest level of net income since the fourth quarter of 2006 when demand was fifty percent higher.”

On a consolidated basis in the second quarter of 2015, net sales were $970 million, up 2 percent from the second quarter of 2014. Operating profit improved 7 percent to $105 million. The corporation’s adjusted operating profit was $118 million in the second quarter of 2015, compared to an adjusted operating profit of $87 million in the second quarter of 2014.

USG generated $79 million in net income and $0.54 per diluted share in the second quarter of 2015. On an adjusted basis, net income of $78 million and diluted earnings per share of $0.53 increased over 80 percent. Adjusted results exclude results from Gypsum Transportation Limited (GTL), a shipping operation that the Company has exited, included in the Gypsum segment. A full reconciliation of GAAP to adjusted metrics is set forth on a schedule attached hereto.

The corporation’s Gypsum segment generated $98 million of operating profit in the second quarter of 2015. On an adjusted basis, operating profit in the Gypsum segment improved by $20 million, led by the US Gypsum business which realized 310 basis points of improved operating margins. Wallboard provided $14 million of improved operating profit and the surfaces and substrates businesses contributed $9 million in total incremental profit. Favorable pricing and improved volumes coupled with lower natural gas costs and operational efficiencies drove the margin expansion in the US Gypsum business.

“In the second quarter, our Gypsum segment realized its strongest operating margin in over 8 years,” Mr. Metcalf said. “We are focused on expanding our margins and growing our non-wallboard portfolio of products in this business.”

The corporation’s Ceilings segment earned $25 million of operating profit in the second quarter of 2015, led by the US Ceilings business, which drove operating margins higher by 150 basis points through lower costs and increased sales of higher performing, higher margin ceilings products.

The Distribution segment earned $9 million of operating profit and more than doubled its operating margins to 2.5% in the second quarter of 2015. Same store sales increased 5%.

“We made strides in all three phases of our Plan to Win in the second quarter by strengthening our core operations, diversifying our earnings base, and differentiating USG through innovation. The outlook for all of our businesses is bright,” Mr. Metcalf said.

A conference call is being held today at 8:00 A.M. Central Time during which USG senior management will discuss the corporation’s operating results. The conference call will be webcast on the USG website, www.usg.com, in the Investor Relations section. The dial-in number for the conference call is 1-800-315-2944 in the United States and Canada (1-847-413-2929 for other international callers), and the pass code is 40172695. After the live webcast, a replay of the webcast will be available on the USG website. In addition, a telephonic replay of the call will be available until Thursday, August 6, 2015. The replay dial-in number is 1-888-843-7419 (1-630-652-3042 for international callers), and the pass code is 40172695.

USG Corporation

USG Corporation is a manufacturer and distributor of innovative, high-performance building systems through its United States Gypsum Company, USG Interiors, LLC, and L&W Supply Corporation subsidiaries and its USG Boral Building Products joint venture. Headquartered in Chicago, USG's worldwide operations serve the commercial, residential, and repair and remodel construction markets, enabling our customers to build the outstanding spaces where people live, work and play. USG wall, ceiling, exterior sheathing, flooring underlayment and roofing systems provide leading-edge building solutions, while L&W Supply branch locations efficiently stock and deliver building materials throughout the United States. USG Boral Building Products is a leading plasterboard & ceilings joint venture across Asia, Australasia, and the Middle East. USG and its subsidiaries are proud sponsors of the U.S. Olympic and Paralympic teams and the Canadian Olympic team. For additional information, visit www.usg.com.

Non-GAAP Financial Measures

In this press release, the corporation’s financial results are provided both in accordance with accounting principles generally accepted in the United States of America (GAAP) and using certain non-GAAP financial measures. In particular, the corporation presents the non-GAAP financial measures adjusted operating profit, adjusted equity income from USG Boral Building Products, adjusted net income, and adjusted earnings per diluted share, which exclude certain items. In addition, adjusted operating profit includes the corporation’s income from its equity method investments, including the USG Boral Building Products joint venture. The non-GAAP financial measures are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the corporation’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the corporation’s core operating results. Adjusted operating profit includes the income from the corporation's equity method investments, including the USG Boral Building Products joint venture, because management views the joint venture as a business unit, even though the corporation’s share of the joint venture is 50%. In addition, the corporation uses adjusted operating profit and adjusted net income as components in the measurement of incentive compensation. Adjusted results also exclude results from Gypsum Transportation Limited (GTL), a shipping operation that USG has exited. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. For further information related to the corporation’s use of non-GAAP financial measures, and reconciliations to the nearest GAAP measures, see the schedules attached hereto.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 related to management’s expectations about future conditions. Actual business, market or other conditions may differ materially from management’s expectations and, accordingly, may affect our sales and profitability or other results and liquidity. Actual results may differ materially due to various other factors, including: economic conditions, such as the levels of new home and other construction activity, employment levels, the availability of mortgage, construction and other financing, mortgage and other interest rates, housing affordability and supply, the levels of foreclosures and home resales, currency exchange rates and consumer confidence; capital markets conditions and the availability of borrowings under our credit agreement or other financings; our substantial indebtedness and our ability to incur substantial additional indebtedness; competitive conditions, such as price, service and product competition; shortages in raw materials; changes in raw material and energy costs; volatility in the assumptions used to determine the funded status of our pension plans; the loss of one or more major customers and our customers’ ability to meet their financial obligations to us; capacity utilization rates for us and the industry; our ability to expand into new geographic markets and the stability of such markets; our ability to successfully operate the joint venture with Boral Limited, including risks that our joint venture partner, Boral Limited, may not fulfill its obligations as an investor or may take actions that are inconsistent with our objectives; our ability to protect our intellectual property and other proprietary rights; changes in laws or regulations, including environmental and safety regulations; the satisfactory performance of certain business functions by third party service providers; our ability to achieve anticipated savings from cost reduction programs; the outcome in contested litigation matters; the effects of acts of terrorism or war upon domestic and international economies and financial markets; and acts of God. We assume no obligation to update any forward-looking information contained in this press release. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” in our most recent Annual Report on Form 10-K.

USG CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Net sales	$970	$948	$1,879	$1,798
Cost of products sold	787	773	1,543	1,480
Gross profit	183	175	336	318

Selling and administrative expenses	79	77	156	154
Gain on disposal of shipping operations, net	(1)	—	(1)	—
Operating profit	105	98	181	164

Income from equity method investments	14	5	22	8
Interest expense	(40)	(45)	(83)	(92)
Interest income	—	—	1	1
Loss on extinguishment of debt	—	—	(19)	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	27
Other income, net	1	—	—	—
Income from continuing operations before income taxes	80	58	102	108

Income tax benefit (expense)	(1)	—	1	(5)
Income from continuing operations	79	58	103	103

Loss from discontinued operations, net of tax	—	(1)	—	(1)
Net income	$79	$57	$103	$102

Earnings (loss) per common share - basic:
Income from continuing operations	$0.54	$0.40	$0.70	$0.74
Loss from discontinued operations	—	(0.01)	—	(0.01)
Basic earnings per common share	$0.54	$0.39	$0.70	$0.73

Earnings (loss) per common share - diluted:
Income from continuing operations	$0.54	$0.39	$0.70	$0.72
Loss from discontinued operations	—	(0.01)	—	(0.01)
Diluted earnings per common share	$0.54	$0.38	$0.70	$0.71

Average common shares	145,424,853	144,500,682	145,393,548	139,702,728
Average diluted common shares	146,990,178	147,024,196	147,167,248	146,920,294

USG CORPORATION
CONSOLIDATED BALANCE SHEETS
(dollars in millions)
(Unaudited)

	As of	As of
	June 30, 2015	December 31, 2014

Assets
Cash and cash equivalents	$231	$228
Short-term marketable securities	61	96
Restricted cash	50	1
Receivables (net of reserves - $20 and $22)	468	404
Inventories	324	329
Income taxes receivable	3	3
Deferred income taxes	42	43
Other current assets	84	48
Total current assets	1,263	1,152
Long-term marketable securities	21	58
Property, plant and equipment (net of accumulated
depreciation and depletion - $1,926 and $1,885)	1,826	1,908
Deferred income taxes	17	19
Equity method investments	681	735
Other assets	122	122
Total assets	$3,930	$3,994

Liabilities and Stockholders' Equity
Accounts payable	$246	$290
Accrued expenses	205	220
Current portion of long-term debt	—	4
Income taxes payable	1	1
Deferred income taxes	1	—
Litigation settlement accrual	48	48
Total current liabilities	501	563
Long-term debt	2,188	2,205
Deferred income taxes	61	61
Pension and other postretirement benefits	451	491
Other liabilities	253	266
Total liabilities	3,454	3,586
Stockholders' Equity:
Preferred stock	—	—
Common stock	14	14
Treasury stock	(3)	—
Additional paid-in capital	3,017	3,014
Accumulated other comprehensive loss	(372)	(338)
Retained earnings (accumulated deficit)	(2,180)	(2,283)
Stockholders' equity of parent	476	407
Noncontrolling interest	—	1
Total stockholders' equity including noncontrolling interest	476	408
Total liabilities and stockholders' equity	$3,930	$3,994

Other Information:
Total cash and cash equivalents and marketable securities	$313	$382
Borrowing availability under existing credit facilities	352	291
Total Liquidity	$665	$673

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollars in millions)
(Unaudited)
	Six months ended June 30,
	2015	2014
Operating Activities
Net income	$103	$102
Less: Loss from discontinued operations, net of tax	—	(1)
Income from continuing operations	103	103

Adjustments to reconcile income from continuing operations to net cash:
Depreciation, depletion and amortization	72	77
Loss on extinguishment of debt	19	—
Share-based compensation expense	6	10
Deferred income taxes	1	4
Gain on asset dispositions	(7)	(12)
Income from equity method investments	(22)	(8)
Dividends received from equity method investments	18	—
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	(27)
(Increase) decrease in working capital, net of deconsolidation of subsidiaries and consolidated joint ventures:
Receivables	(66)	(54)
Income taxes receivable	(1)	(1)
Inventories	6	(17)
Other current assets	1	(1)
Payables	(33)	(18)
Accrued expenses	(25)	(22)
Decrease in other assets	1	—
Decrease in pension and other postretirement benefits	(40)	—
Decrease in other liabilities	(4)	(7)
Other, net	5	(7)
Net cash provided by operating activities	$34	$20

Investing Activities
Purchases of marketable securities	(32)	(97)
Sales or maturities of marketable securities	103	99
Capital expenditures	(48)	(58)
Net proceeds from asset dispositions	42	14
Investment in joint ventures, including $23 of cash of contributed subsidiaries in 2014	—	(557)
Insurance proceeds	2	2
Return (deposit) of restricted cash	(49)	4
Net cash provided by (used for) investing activities	$18	$(593)

Financing Activities
Issuance of debt	350	3
Repayment of debt	(386)	(2)
Payment of debt issuance fees	(6)	—
Issuance of common stock	4	3
Repurchases of common stock to satisfy employee tax withholding obligations	(8)	(5)
Net cash used for financing activities	$(46)	$(1)

		(continued)

USG CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)
(dollars in millions)
(Unaudited)
	Six months ended June 30,
	2015	2014

Effect of exchange rate changes on cash	(3)	—

Net cash used for operating activities - discontinued operations	—	(1)

Net increase (decrease) in cash and cash equivalents	$3	$(575)
Cash and cash equivalents at beginning of period	228	810
Cash and cash equivalents at end of period	$231	$235

Supplemental Cash Flow Disclosures:
Interest paid, net of interest capitalized	$80	$86
Income taxes paid, net of refunds received	1	8

Noncash Investing and Financing Activities:
Amount in accounts payable for capital expenditures	6	6
Contribution of wholly-owned subsidiaries and joint venture investments as consideration for investments in USG Boral Building Products	—	121
Conversion of 10% convertible senior notes due 2018, net of discount	—	(73)
Issuance of common stock upon conversion of debt	—	75
Accrued interest on debt conversion	—	(2)

USG CORPORATION
CORE BUSINESS RESULTS
(dollars in millions)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,

	2015	2014	2015	2014 (a)
Net Sales:
Gypsum:
United States	$516	$488	$993	$920
Canada	87	90	163	166
Mexico / Latin America	48	48	96	95
Gypsum Transportation Limited	—	21	10	42
Canadian Mining	2	1	2	1
Eliminations	(36)	(36)	(70)	(67)
Total	617	612	1,194	1,157
Ceilings:
United States	121	120	236	228
USG International	—	—	—	7
Canada	14	15	28	28
Mexico / Latin America	8	7	17	17
Eliminations	(12)	(12)	(27)	(25)
Total	131	130	254	255
Distribution:
L&W Supply	364	344	698	644
Eliminations	(142)	(138)	(267)	(258)
Total USG Corporation Net Sales	$970	$948	$1,879	$1,798

Operating Profit (Loss):
Gypsum:
United States	$91	$83	$157	$131
Canada	3	5	4	8
Mexico / Latin America	5	4	9	8
Gypsum Transportation Limited	1	6	1	14
Canadian Mining	(2)	(3)	(5)	(1)
Total	98	95	166	160
Ceilings:
United States	23	21	42	32
USG International	—	—	—	—
Canada	1	2	2	4
Mexico / Latin America	1	1	2	3
Total	25	24	46	39
Distribution:
L&W Supply	9	4	13	5
Corporate	(24)	(21)	(47)	(42)
Eliminations	(3)	(4)	3	2
Total USG Corporation Operating Profit	$105	$98	$181	$164

USG Boral Building Products (UBBP):
Net sales	$264	$280	$492	$369
Operating profit	34	16	57	26
Net income attributable to UBBP	26	9	42	15
USG share of income from UBBP	13	4	21	7

(a) Historical results have been recast to reflect the company's change in segments effective April 1, 2014.

USG CORPORATION
ROLLFORWARD of QUARTERLY ADJUSTED OPERATING PROFIT
(dollars in millions)
(Unaudited)

Adjusted operating profit - Non-GAAP measure - Three months ended June 30, 2014	$87
US Wallboard	14
US Surfaces and Substrates	9
US Gypsum Selling, General, and Administrative Expenses	(3)
US Tile and Grid	2
Distribution	5
Income from Equity Method Investments	9
USG's Share of USG-Boral Q2 2014 Restructuring Charges, Net of Tax	(2)
Corporate and Eliminations	(2)
Canada, Mexico, Mining	(1)
Adjusted operating profit - Non-GAAP measure - Three months ended June 30, 2015	$118

Adjusted operating profit - Non-GAAP measure - Six months ended June 30, 2014	148
US Wallboard	23
US Surfaces and Substrates	18
US Gypsum Selling, General, and Administrative Expenses	(3)
US Tile and Grid	8
US Ceiling Selling, General, and Administrative Expenses	2
Distribution	8
Income from Equity Method Investments	14
USG's Share of USG-Boral Q2 2014 Restructuring Charges, Net of Tax	(2)
Corporate and Eliminations	(4)
Q1 2014 Asset Retirement Obligation Adjustment	(7)
Canada, Mining, and Mexico	(3)
Adjusted operating profit - Non-GAAP measure - Six months ended June 30, 2015	202

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Income from equity method investments - GAAP measure	$14	$5	$22	$8
Less: Income from equity method investments - Other joint ventures	1	1	1	1
USG's share of UBBP restructuring charges, net of tax	—	2	—	2
Adjusted equity income from UBBP - Non-GAAP measure	$13	$6	$21	$9

Gypsum operating profit - GAAP measure	$98	$95	$166	$160
Gain on sale of surplus property	—	(12)	—	(12)
GTL - Shipping operations (a)	(1)	(6)	(1)	(14)
Gypsum adjusted operating profit - Non-GAAP measure	$97	$77	$165	$134

Operating profit - GAAP measure	$105	$98	$181	$164
Gain on sale of surplus property	—	(12)	—	(12)
GTL - Shipping operations (a)	(1)	(6)	(1)	(14)
Income from equity method investments	14	5	22	8
USG's share of UBBP restructuring charges, net of tax	—	2	—	2
Adjusted operating profit - Non-GAAP measure	$118	$87	$202	$148

Net income attributable to USG - GAAP measure	$79	$57	$103	$102
Loss from discontinued operations	—	1	—	1
Gain on sale of surplus property	—	(12)	—	(12)
GTL - Shipping operations (a)	(1)	(5)	—	(12)
USG's share of UBBP restructuring charges, net of tax	—	2	—	2
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(27)
Withholding tax on property contributed to USG Boral joint venture	—	—	—	1
Loss on extinguishment of debt	—	—	19	—
Adjusted net income attributable to USG - Non-GAAP measure	$78	$43	$122	$55
				(continued)

USG CORPORATION
RECONCILIATION of NON-GAAP MEASURES TO GAAP MEASURES
(dollars in millions, except share and per share data)
(Unaudited)

	Three months ended June 30,		Six months ended June 30,
	2015	2014	2015	2014
Earnings per average diluted common share - GAAP measure	$0.54	$0.38	$0.70	$0.71
Adjustments per average diluted common share:
Loss from discontinued operations	—	0.01	—	0.01
Gain on sale of surplus property	—	(0.08)	—	(0.08)
GTL - Shipping operations (a)	(0.01)	(0.03)	—	(0.08)
USG's share of UBBP restructuring charges, net of tax	—	0.01	—	0.01
Gain on deconsolidation of subsidiaries and consolidated joint ventures	—	—	—	(0.18)
Withholding tax on property contributed to USG Boral joint venture	—	—	—	0.01
Loss on extinguishment of debt			0.13	—
Adjusted earnings per adjusted average diluted common share – Non-GAAP measure	$0.53	$0.29	$0.83	$0.40
Average diluted common shares – GAAP	146,990,178	147,024,196	147,167,248	146,920,294
Adjustment to remove common shares that would be antidilutive based on adjusted net income	—	—	—	—
Adjusted average diluted common shares – Non-GAAP	146,990,178	147,024,196	147,167,248	146,920,294

(a) Adjusted results for both the quarter and the year ended June 30, 2014 have been adjusted to exclude the results from GTL.

CONTACT:
USG Corporation
Media
Sasha Bigda, (312) 436-6511
sbigda@usg.com
or
Investors
Ryan Flanagan, (312) 436-5304
investorrelations@usg.com